FIRST SECURITY BENEFIT LIFE INSURANCE
AND ANNUITY COMPNAY OF NEW YORK(SM)

                                             ELITEDESIGNS(SM) ASSET REALLOCATION

QUESTIONS? CALL OUR SERVICE CENTER AT 1-800-888-2461.

INSTRUCTIONS

Use this form to automatically transfer account values to maintain a specific percentage allocation among your current and future investment options. Complete the entire form. Please type or print.

1.   PROVIDE GENERAL ACCOUNT INFORMATION


[ ]  Application Attached or Contract Number____________________________________

Name of Owner___________________________________________________________________
             First                     MI       Last

Mailing Address_________________________________________________________________
                Street Address              City               State    ZIP Code

Social Security Number/Tax I.D. Number__________________________________________

Daytime Phone Number______________________Home Phone Number_____________________

2.   SET UP ASSET REALLOCATION

Please complete each sub-section.

A.  Effective Date________________________________________
Date (mm/dd/yyyy -- must be between 1st and 28th of the month)

If no date is indicated, or date indicated is prior to the date of receipt, the first transfer will occur on the date the request is received in proper form.

B.   Number of Reallocations (check one):

[ ]   One-time reallocation

[ ]   Recurring (check frequency):

[ ]   Monthly  [ ]  Quarterly  [ ]  Semi-Annually  [ ]  Annually

C.   Future Allocations (check one):

[ ] Allocate future contributions according to the percentages indicated on this form.

[ ]   Do not change the allocation of future contributions.

If no option is indicated above, the allocation of future contributions will not be changed.

Please Continue

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3. INDICATE INVESTMENT DIRECTIONS

Please indicate your investment preferences below. Please use whole percentages totaling 100%

_____% AIM V.I. Capital Appreciation             _____% Rydex VT Basic Materials
_____% AIM V.I. International Growth             _____% Rydex VT Biotechnology
_____% AIM V.I. Mid Cap Core Equity              _____% Rydex VT Commodities
_____% DireXion Dynamic VP HY Bond               _____% Rydex VT Consumer Products
_____% Dreyfus VIF International Value           _____% Rydex VT Dynamic Dow
_____% Federated Fund for                        _____% Rydex VT Dynamic OTC
       U.S. Government Securities II             _____% Rydex VT Dynamic Russell 2000(R)
_____% Federated High Income Bond II             _____% Rydex VT Dynamic S&P 500
_____% Fidelity(R) VIP Contrafund(R)             _____% Rydex VT Dynamic Strengthening Dollar
_____% Fidelity(R) VIP Growth Opportunities      _____% Rydex VT Dynamic
_____% Fidelity(R) VIP Index 500                        Weakening Dollar
_____% Fidelity(R) VIP Investment                _____% Rydex VT Electronics
       Grade Bond                                _____% Rydex VT Energy
_____% Neuberger Berman                          _____% Rydex VT Energy Services
       AMT Guardian                              _____% Rydex VT EP Aggressive
_____% Neuberger Berman                          _____% Rydex VT EP Conservative
       AMT Partners                              _____% Rydex VT EP Moderate
_____% Oppenheimer Main Street                   _____% Rydex VT Europe Advantage
       Small Cap Fund(R)/VA                      _____% Rydex VT Financial Services
_____% PIMCO VIT Low Duration                    _____% Rydex VT Government Long Bond Advantage
_____% PIMCO VIT Real Return                     _____% Rydex VT Health Care
_____% PIMCO VIT StocksPLUS(R)                   _____% Rydex VT Hedged Equity
       Growth and Income                         _____% Rydex VT Internet
_____% PIMCO VIT Total Return                    _____% Rydex VT Inverse Dynamic Dow
_____% RVT CLS AdvisorOne Amerigo                _____% Rydex VT Inverse
_____% RVT CLS AdvisorOne Berolina                      Government Long Bond
_____% RVT CLS AdvisorOne Clermont               _____% Rydex VT Inverse Mid Cap
_____% Rydex VT Absolute                         _____% Rydex VT Inverse OTC
       Return Strategies                         _____% Rydex VT Inverse Russell 2000(R)
_____% Rydex VT Banking                          _____% Rydex VT Inverse S&P 500


_____% Rydex VT Japan Advantage
_____% Rydex VT Large Cap Growth
_____% Rydex VT Large Cap Value
_____% Rydex VT Leisure
_____% Rydex VT Mid Cap Advantage
_____% Rydex VT Mid Cap Growth
_____% Rydex VT Mid Cap Value
_____% Rydex VT Multi-Cap Core Equity
_____% Rydex VT Nova
_____% Rydex VT OTC
_____% Rydex VT Precious Metals
_____% Rydex VT Real Estate
_____% Rydex VT Retailing
_____% Rydex VT Russell
       2000(R) Advantage
_____% Rydex VT Sector Rotation
_____% Rydex VT Small Cap Growth
_____% Rydex VT Small Cap Value
_____% Rydex VT Technology
_____% Rydex VT Telecommunications
_____% Rydex VT Transportation
_____% Rydex VT U.S. Government Money Market
_____% Rydex VT Utilities
_____% SBL Global
      (OppenheimerFunds, Inc.)
_____% SBL Small Cap Value
      (Wells Capital Management Incorporated)
_____% Van Kampen LIT Government
_____% Wells Fargo Advantage Opportunity VT
MUST TOTAL 100%


4.   PROVIDE SIGNATURE

I understand and authorize the transaction(s) requested on this form.

X________________________________________
Signature of Owner       Date (mm/dd/yyyy)

X______________________________________________________________
 Signature of Joint Owner (if applicable)      Date (mm/dd/yyyy)

X_________________________________________
Signature of Representative (optional)Date (mm/dd/yyyy)

X____________________________________
Print Name of Representative

 Mail to: First Security Benefit Life Insurance and Annuity Company of New York
       o Administrative Office o PO Box 750497 o Topeka, KS 66675-0497 or
                             Fax to: 1-785-368-1772
                   Visit us online at www.securitybenefit.com